UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2014

COMMONWEALTH INCOME & GROWTH FUND VI
(Exact name of registrant as specified in its charter)

Pennsylvania	333-131736	20-4115433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Brandywine One, Suite 200, 2 Christy Drive, Chadds Ford, Pennsylvania	19317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (610) 594-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 31, 2014, the General Partner of Commonwealth Income & Growth Fund VI, LP, (the “Partnership”), in consultation with management and BDO USA, LLP, (“BDO”), the Partnership's independent registered public accounting firm, concluded that the Partnership’s previously issued audited financial statements contained within the Annual Report on Form 10-K for the year ended December 31, 2012 and the unaudited condensed financial statements contained within the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2013, June 30, 2013, and September 30, 2013 should no longer be relied upon due to an error in such financial statements.  Revenue earned for December 2012 was inappropriately recorded in the first quarter of 2013. Therefore a restatement of these prior financial statements is required. Accordingly, the Partnership has issued restated financial statements for the year ended December 31, 2012 in the Annual Form 10-K for the year ended December 31, 2013, and the Partnership intends to restate the aforementioned financial statements by amending its quarterly reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013, and September 30, 2013 as soon as reasonably practicable. The Partnership expects to file amended quarterly reports on or before May 1, 2014.

During the first quarter of 2013, the Partnership recorded approximately $85,000 of revenue that should have been recorded in December 2012. To comply with ASC 805, the Company will restate its previously issued interim financial statements to properly record the revenue in December 2012.

The impact of this restatement on the Partnership’s Statement of Operations for the year ended December 31, 2012 will be an increase to lease revenue for the year ended December 31, 2012 of approximately $85,000, a decrease in net loss for the year ended December 31, 2012 of approximately $85,000, a decrease in the net loss allocated to the Limited Partners’ for the year ended December 31, 2012 of approximately $85,000 and a decrease in the loss per Limited Partnership unit for the year ended December 31, 2012 of approximately $0.04. The impact of the restatement on the Partnership’s Balance Sheet for the year ended December 31, 2012 will be an increase to lease income receivable as of December 31, 2012 of approximately $56,000, an increase to Accounts Receivable, CCC, net as of December 31, 2012 of approximately $22,000, an increase to total assets as of December 31, 2012 of approximately $78,000,  a decrease to unearned lease income as of December 31, 2012 of approximately $7,000, an increase to limited partners’ capital as of December 31, 2012 of approximately $85,000, an increase to total partners’ capital as of December 31, 2012 of approximately $85,000 and an increase to liabilities and partners’ capital as of December 31, 2012 of approximately $78,000.

The impact of this restatement on the Company's first quarter 2013 unaudited condensed financial statements will be a decrease to lease revenue for the three months ended March 31, 2013 of approximately $85,000, an increase in net loss for the three months ended March 31, 2013 of approximately $85,000, an increase in the net loss allocated to the Limited Partners’ for the three months ended March 31, 2013 of approximately $85,000 and an increase in the loss per Limited Partnership unit for the three months ended March 31, 2013 of approximately $0.05.

The impact of this restatement on the Company's second quarter 2013 unaudited condensed financial statements will be a decrease to lease revenue for the six months ended June 30, 2013 of approximately $85,000, an increase in net loss for the six months ended June 30, 2013 of approximately $85,000, an increase in the net loss allocated to the Limited Partners’ for the six months ended June 30, 2013 of approximately $85,000 and an increase in the loss per Limited Partnership unit for the six months ended June 30, 2013 of approximately $0.05.

The impact of this restatement on the Company's third quarter 2013 unaudited condensed financial statements will be a decrease to lease revenue for the nine months ended September 30, 2013 of approximately $85,000, an increase in net loss for the nine months ended September 30, 2013 of approximately $85,000, an increase in the net loss allocated to the Limited Partners’ for the nine months ended September 30, 2013  of approximately $85,000 and an increase in the loss per Limited Partnership unit for the nine months ended September 30, 2013 of approximately $0.05.

Management has determined that, as a result of the errors described above, management's previous conclusions regarding the effectiveness of the Partnership's disclosure controls and procedures as of March 31, 2013, June 30, 2013, and September 30, 2013 need to be modified. The Partnership will provide management's modified conclusions in the restated interim financial statements.

Safe Harbor Statement:

The following is a Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release includes forward-looking statements. As a general matter, forward-looking statements reflect our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be identified by the use of forward looking terminology such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words, but the absence of these words does not necessarily mean that a statement is not forward-looking. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for the disclosure of forward-looking statements.

The forward-looking statements contained in this press release are based upon our historical performance, current plans, estimates, expectations and other factors we believe are appropriate under the circumstances. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved since these forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. Some of the key uncertainties and factors that could affect our future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements are: our ability to submit periodic filings before regulatory deadlines; our expectations regarding our revenues, expenses and operations and our ability to sustain profitability; our ability to recruit and retain qualified executive search consultants to staff our operations appropriately; our ability to expand our customer base and relationships, especially given the off-limit arrangements we are required to enter into with certain of our clients; further declines in the global economy and our ability to execute successfully through business cycles; our anticipated cash needs; our anticipated growth strategies and sources of new revenues; unanticipated trends and challenges in our business and the markets in which we operate; social or political instability in markets where we operate; the impact of foreign currency exchange rate fluctuations; price competition; the ability to forecast, on a quarterly basis, variable compensation accruals that ultimately are determined based on the achievement of annual results; and the mix of profit and loss by country in which we operate.

The above list should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in our annual report on Form 10-K filed on March 22, 2012. The forward looking statements included in this press release are made only as of the date hereof. We do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMONWEALTH INCOME & GROWTH FUND VI

BY:	COMMONWEALTH INCOME & GROWTH FUND, INC., its General Partner

Date: March 31, 2014
By: /s/ Kimberly A. Springsteen-Abbott
Kimberly A. Springsteen-Abbott
Chief Executive Officer